INVESTOR PRESENTATION February 2020

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by these statements, including health issues, litigation and regulation relating to our business, our ability to achieve and/or maintain profitability, significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products, risks associated with our international operations, including foreign currency rate fluctuations, energy costs and the availability and prices of raw materials, and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation. 2

Q4 and Full-Year 2019 Highlights ► Sixth consecutive quarter with double-digit adjusted operating profit margins, finishing at 11% for full year ► PAC operating profit margins ≥ 15% for six consecutive quarters; full-year operating profit margin of 17% ► Third consecutive year with adjusted EPS growth > 30% ► All-time operating cash flow record of $99M in 2019 ► Ended Q4 2019 in a net cash position of $123M compared to $68M at end of 2018 3

Key Financial Trends TTM Value-added1 (VA) Sales TTM Operating Profit1 (OP) $800 $90 12% 83.5 82.4 757 80.9 745 750 734 739 $80 11% $750 724 734 73.4 710 $70 66.0 10% $700 678 62.0 56.7 $60 53.4 9% $650 47.5 ($ millions) ($ $50 8% 1 1 % of VA ofVA % Sales $600 1 ($ millions) ($ $40 7% $550 OP TTM $30 6% TTMOP $500 $20 5% Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017 2018 2018 2018 2018 2019 2019 2019 2019 2017 2018 2018 2018 2018 2019 2019 2019 2019 TTM Return on Invested Capital (ROIC) %1,2 TTM Free Cash Flow3 15% 13.9% $80 72.7 13.6% 13.4% 12.9% 13% 61.1 59.7 11.9% 11.5% $60 10.9% 46.3 46.0 48.4 11% 10.5% 42.5 38.3 9.5% $40 9% 24.4 ($ millions) ($ $20 7% 5% $0 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017 2018 2018 2018 2018 2019 2019 2019 2019 2017 2018 2018 2018 2018 2019 2019 2019 2019 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 4 2 ROIC is calculated as TTM adjusted OP divided by total debt plus equity. Refer to the Appendix for additional detail. 3 Free Cash Flow is calculated as net cash provided by operating activities less net cash used in investing activities

Materion Company Profile Company Overview Value-added Sales 1 1 • Materion is an integrated producer of high- 2019 VA Sales by Segment 2019 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Other Coatings & Composites Semiconductor - Leading market position for specialty 12% Telecom and 11% Data Center 20% products across multiple end markets 7% Automotive 8% - Strong positions in growing markets with 30% 58% 18% 9% Industrial high barriers to entry Consumer Advanced Electronics 10% Materials 17% - Only global vertically integrated producer Energy Aerospace and of beryllium (Be) and Be alloys Defense $800 14% • One Materion focus on building 739.0 733.7 performance excellence in five main areas: $700 677.7 12% - Operational $600 10% - Commercial $500 8% - Innovation $400 6% - Acquisitions $300 4% $200 2% - Digital 2017 2018 2019 Value-added Sales1 (millions) Adjusted Operating Profit (OP) Margin1 5 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 12/31/2019 2019 Financial Information Trading Symbol MTRN Revenues Stock Price $59.45 $1,185M Shares O/S, Diluted 20.7M 52 wk Range $42.56 - $70.96 Value-added sales1 $734M 3 Mo Avg Vol 104,698 Market Cap $1,230M Adjusted EPS1 $3.19 Enterprise Value $1,107M $80 Materion Share Performance Trailing 3 Years Adjusted EBITDA1 $127M $70 $60 Debt-to-capitalization <1% $50 $40 Operating cash flow $99M $30 $20 Dividend yield ~1% Jun-17 Jun-18 Jun-19 Oct-17 Oct-18 Oct-19 Apr-17 Apr-18 Apr-19 Feb-17 Feb-18 Feb-19 Dec-16 Dec-17 Dec-18 Dec-19 Aug-17 Aug-18 Aug-19 6 Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Performance Alloys and Composites (PAC) Value-added Sales Growth Drivers New product development $450 428.1 20% 425.5 • New proprietary non-Be alloys with improved durability & weight-to- strength ratio $400 16% • New high strength/high conductivity alloys with exceptional formability 363.5 • Advanced heat dissipating clad material $350 335.1 332.0 12% • Improving customer yields with “near net shape” products New application development ($ ($ millions) • Clad material serving the renewable energy market 1 $300 8% Sales VA of % • Precision rolling to thinner strips opening new application 1 opportunities OP ® VA Sales VA $250 4% • ToughMet couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion Beryllium market $200 0% • World’s only fully integrated producer 2015 2016 2017 2018 2019 • Minimum of 75 years of proven mine reserves in Delta, Utah • New proprietary Be products with superior fatigue resistance Value-added Sales by Market2 Geographic Mix2 Product Mix2 Semiconductor Hydroxide Other 2% Rest of World 1% Be – High Purity Aerospace and 5% Energy 8% 17% Europe Defense 11% 9% 24% 22% Asia Consumer CuBe Clad Strip Electronics 11% 12% 43% 59% United States 12% 23% Industrial Automotive 14% Be - Alloys 12% 15% Telecom and Data Center ToughMet 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 7 2 Reflects 2019 mix by market, geography, and product

Advanced Materials Value-added Sales Growth Drivers Market Development – High focus on Semiconductor $250 25% 228.0 223.7 224.3 • $400B market with strong growth outlook driven by macro consumer electronics, IoT, and automotive trends $200 182.8 176.3 20% • Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals $150 15% Technology and Innovation ($ ($ millions) • Invest in additional innovation based R&D capabilities and 1 $100 10% Sales VA of % resources to meet market demand for quick turn prototypes 1 and new material demands OP VA Sales VA $50 5% Geographic Expansion and Sales Development • Investing in factories, service centers, and personnel to be closer to the key customer base $0 0% • Improve web-based solutions to improve customer 2015 2016 2017 2018 2019 responsiveness Value-added Sales by Market2 Geographic Mix2 Product Mix2 Aerospace and 1% Packaging Defense Other Rest of World Automotive 1% 12% Europe 3% 9% 13% 22% Industrial Asia Chemicals 10% Semiconductor 14% Targets 65% United States 15% 57% Energy 62% 16% Services 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 8 2 Reflects 2019 mix by market, geography, and product.

Precision Coatings Value-added Sales Growth Drivers $110 24% Expanded Reach and Technology Leadership 101.8 • Redesigned and fully deployed global sales organization • Focus on high value products and segments with technology $100 97.7 20% 94.2 differentiation 90.7 Product and Capability Expansion $90 87.3 16% • Novel electrode alloys and laser patterning for medical sensors • Patented getter technology critical in MEMS devices ($ ($ millions) $80 12% • Enhanced phosphor wheels used in solid state display 1 % of VA Sales VA of % • Diamond-like coatings for the defense, aerospace and thermal 1 $70 8% imaging markets OP New market development VA Sales VA $60 4% • Roll-to-roll sputtered films for flexible sensors and electronics and energy storage markets $50 0% • Automotive and industrial sensing 2015 2016 2017 2018 2019 Value-added Sales by Market2 Geographic Mix2 Product Mix2 Projection Display Components Aerospace and 12% Europe Defense Optical Filters 17% 20% & Arrays 24% Asia 37% Other 71% 50% United States 21% Consumer Electronics 30% Blood 1% 16% Glucose Semiconductor 1% Test Strips Industrial Automotive 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 9 2 Reflects 2019 mix by market, geography, and product.

Profitable Growth Strategy PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE A ONE MATERION PERFORMANCE-BASED CULTURE Deliver sustained double-digit EPS growth 10

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 11

Well-diversified Market Penetration 2019 % of Key Market VA Sales1 Drivers • Smart device growth Semiconductor 20% • Non-volatile memory • Big data (data storage) • Heavy equipment builds Industrial 18% • Plastic tooling • Fire protection (R and C construction) • Structural and electronic components for satellites, combat Aerospace and vehicles, and aircraft Defense 17% • Precision-guided munitions • Deep sea drilling and completion Energy 10% • Directional drilling • Solar, batteries, and smart grid devices • Smart device growth Consumer • Sensing devices Electronics 9% • Internet of Things (IoT) • Electronic systems and engine control Automotive 8% • Increasing emissions standards • Electric vehicles and autonomous driving • 5G rollout Telecom and • Undersea repeater housings Data Center 7% • High reliability connectors Total 89% 12 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

Innovation Leading to Organic Growth New Product VA Sales1 as % of Total Example New Product Offerings Aluminum Scandium Targets • Key material used in 5G devices, fingerprint sensors, and piezoelectric 16% 16% microphones 15% • Replacement for lead-based alternatives 14% ALD Chemicals 12% • Atomic Layer Deposition (ALD) enables smaller semiconductor nodes • Improved purity, safety and handling driving rapid growth in semiconductor fabrication Dovetail Clad® Metal • Smaller, cooler, more reliable lithium-ion battery connections • High temperature stability • Superior vibration and fatigue strength SupremEX® MMCs • Ultrafine silicon-carbide reinforcement with aerospace aluminum alloys 2015 2016 2017 2018 2019 • Provides light weight properties with high strength and stiffness 13 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail. 2 CAGR calculated from 2015 – 2019.

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations ($ in millions) $0.50 $120 $0.40 $0.30 $99.2 $100 $91.0 $0.20 $0.10 $80 $76.4 $68.2 $67.8 $0.00 2012 2013 2014 2015 2016 2017 2018 2019 $60 Improve Working Capital3 Efficiency $40 Working capital % of net sales4 29.4% $20 25.6% $0 2015 2016 2017 2018 2019 Free Cash Flow 1 Capital Expenditures 2 1 Free Cash Flow calculated as cash flow from operations less capital expenditures. 2 Capital Expenditures includes mine development costs. 2016 2019 14 3 Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue. 4 Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

Disciplined Capital Deployment Going Forward Organic Growth • Invest in facilities and productivity projects • Invest in new products 35% Debt & Inorganic Growth Shareholder • Complimentary 65% products/technologies Growth • Maintain financial discipline Return Cash to Shareholders • Dividends – increased 7 consecutive years • Share repurchases 15

Materion Investment Thesis ► Clearly defined strategy and execution led by new management team ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Driving significant improvement in profitability and cash flow growth ► Consistently delivering profitable growth ► Third consecutive year with adjusted EPS growth > 30% 16

2020 Forecasted Financial Guidance ► Full-year guidance ► Adjusted EPS of $3.15 – $3.30 ► Capex ~ $30M ► Mine development investments ~ $10M ► Depreciation and amortization expense of ~ $35M ► Effective tax rate excluding special items 18% – 20% 17

Appendix

PAC Recovery Plan Delivered How did we get here? Recovery Plan 1 PAC Operating Profit 1. Improve product portfolio mix and profitability $35 33.3 through pricing and manufacturing process changes $30 2. Reduce cost footprint and move to a more variable cost structure $25 23.6 3. Leverage beryllium market supply opportunity $20 $15 PAC Operating Profit1 ($ ($ millions) 9.2 $10 $80 $5 70.7 $70 $0 2014 2015 2016 $60 56.9 2014 – 2016 Bridge $50 $35 33.3 10.8 $40 33.3 $30 ($ millions) ($ $30 $25 9.2 23.6 22.1 $20 $20 $15 4.1 9.2 ($ millions) ($ $10 9.2 $10 $5 $0 $0 2014 Oil & Gas Fx Price/Mix/ 2016 2014 2015 2016 2017 2018 2019 Volume/ Mfg Efficiency Exceeded historical profitability levels A-2 1 Non-GAAP, excludes special items. Refer to the Appendix for additional detail.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-4 1 Vacuum Cast Billet

Financial Information

Reconciliation for Value-added Sales $ in millions 2019 2018 2017 2016 2015 Net Sales Performance Alloys and Composites $ 500.2 $ 500.6 $ 429.5 $ 387.5 $ 394.8 Advanced Materials 573.8 586.6 590.8 437.2 482.3 Precision Coatings 111.4 120.6 119.2 144.5 148.4 Other - - - - (0.2) Total $ 1,185.4 $ 1,207.8 $ 1,139.5 $ 969.2 $ 1,025.3 Less: Pass-through Metal Costs Performance Alloys and Composites $ 72.1 $ 75.1 $ 66.0 $ 55.5 $ 59.7 Advanced Materials 349.5 362.9 362.8 260.9 299.5 Precision Coatings 24.1 26.4 28.5 46.8 46.6 Other 6.0 4.4 4.5 6.1 2.3 Total $ 451.7 $ 468.8 $ 461.8 $ 369.3 $ 408.1 Value-added Sales Performance Alloys and Composites $ 428.1 $ 425.5 $ 363.5 $ 332.0 $ 335.1 Advanced Materials 224.3 223.7 228.0 176.3 182.8 Precision Coatings 87.3 94.2 90.7 97.7 101.8 Other (6.0) (4.4) (4.5) (6.1) (2.5) Total $ 733.7 $ 739.0 $ 677.7 $ 599.9 $ 617.2 Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included above. A-6

Reconciliation for Adjusted EPS In millions, except per share amounts 2019 2018 2017 2016 2015 GAAP As Reported Operating Profit $ 67.0 $ 61.5 $ 40.0 $ 27.1 $ 45.3 Net Income $ 50.7 $ 20.8 $ 11.5 $ 25.7 $ 32.2 EPS - Diluted $ 2.45 $ 1.01 $ 0.56 $ 1.27 $ 1.58 Operating Profit Special Items Cost reduction initiatives $ 0.8 $ 5.6 $ 0.7 $ 2.6 $ 1.9 Goodwill impairment charges 11.5 - - - - Asset impairment charges 2.6 - - - - Legacy legal & environmental costs (benefits) 0.1 0.8 0.5 1.4 (1.4) LIFO inventory adjustment - (1.9) - - - CEO transition - - 4.1 - - Acquisition costs 0.4 - 2.1 3.9 - Total operating profit special items $ 15.4 $ 4.5 $ 7.4 $ 7.9 $ 0.5 Operating Profit Special Items - net of tax $ 12.7 $ 4.7 $ 4.8 $ 5.1 $ 0.3 Other Non-Operating Expense Special Items - net of tax $ 2.6 $ 31.4 $ - $ - $ - Tax Special Items $ (0.1) $ (7.9) $ 18.9 $ (4.2) $ 0.2 Non-GAAP Measures - Adjusted Profitability Operating Profit $ 82.4 $ 66.0 $ 47.4 $ 35.0 $ 45.8 Net Income $ 65.9 $ 49.0 $ 35.2 $ 26.6 $ 32.7 EPS - Diluted $ 3.19 $ 2.38 $ 1.72 $ 1.32 $ 1.60 As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash goodwill and asset impairment charges, non-cash pension charges, cost reduction initiatives (i.e., severance), legacy legal and environmental costs, merger and acquisition costs, certain LIFO inventory adjustments, certain income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of A-7 the factors and trends affecting our operations.

Other Non-GAAP Items $ in millions 2019 2018 2017 2016 2015 Operating Profit $ 67.0 $ 61.5 $ 40.1 $ 27.1 $ 45.3 Special Items 15.4 4.5 7.4 7.9 0.5 Adjusted Operating Profit $ 82.4 $ 66.0 $ 47.5 $ 35.0 $ 45.8 Depreciation, depletion, and amortization 41.1 35.5 42.8 45.7 37.8 Mine Amortization (included above) 9.4 - 5.7 9.9 2.7 5-Year Average 5.5 5.2 5.2 5.2 5.2 Normalized Mine Amortization Adjustment $ (3.9) $ 5.2 $ (0.5) $ (4.7) $ 2.5 Non Cash Stock-Based Compensation 7.2 5.3 5.0 3.2 5.5 Adjusted EBITDA $ 126.8 $ 112.1 $ 94.8 $ 79.2 $ 91.6 Cash & Cash Equivalents $ 125.0 $ 70.6 $ 41.8 $ 31.5 $ 24.2 Less: Total Debt 2.2 3.0 3.8 4.6 13.6 Net Cash (Debt) $ 122.8 $ 67.6 $ 38.0 $ 26.9 $ 10.6 Total Shareholders' Equity $ 610.7 $ 553.9 $ 495.0 $ 494.1 $ 483.0 Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items (refer to A-7 for details) to our operating profit. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations. A-8

Other Non-GAAP Items $ in millions Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 Q2 2018 Q1 2018 Q4 2017 TTM Adjusted Operating Profit $ 82.4 $ 83.5 $ 81.0 $ 73.4 $ 66.0 $ 62.0 $ 56.7 $ 53.4 $ 47.5 Total Shareholders' Equity $ 610.7 $ 597.8 $ 594.8 $ 566.9 $ 553.9 $ 536.7 $ 515.7 $ 504.3 $ 495.0 Total Debt 2.2 2.4 2.6 2.7 3.0 3.3 3.4 3.6 3.8 Total Capital $ 612.9 $ 600.2 $ 597.4 $ 569.6 $ 556.9 $ 540.0 $ 519.1 $ 507.9 $ 498.8 ROIC % 13.4% 13.9% 13.6% 12.9% 11.9% 11.5% 10.9% 10.5% 9.5% ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company. A-9

Historical Financials ($ in millions, except per share data) 2016 2017 2018 2019 Q1 Q2 Q3 Q4 2016 Q1 Q2 Q3 Q4 2017 Q1 Q2 Q3 Q4 2018 Q1 Q2 Q3 Q4 2019 Sales PAC $ 90.6 $ 97.7 $ 103.7 $ 95.5 $ 387.5 $ 92.6 $ 108.5 $ 109.4 $ 119.0 $ 429.5 $ 118.3 $ 129.8 $ 124.1 $ 128.5 $ 500.6 $ 127.1 $ 135.2 $ 130.7 $ 107.2 $ 500.2 AM 108.1 113.6 107.2 108.3 437.2 114.7 157.1 157.8 161.2 590.8 153.5 150.3 144.1 138.7 586.6 144.0 133.2 147.7 148.8 573.8 PC 36.8 38.5 38.7 30.5 144.5 33.4 30.2 27.1 28.5 119.2 31.7 29.0 29.0 30.9 120.6 30.3 29.4 27.6 24.2 111.4 Other - - - - - - - - - - - - - - - - - - - - Consolidated MTRN 235.5 249.8 249.6 234.3 969.2 240.7 295.8 294.3 308.7 1,139.5 303.5 309.1 297.1 298.1 1,207.8 301.4 297.8 306.0 280.2 1,185.4 VA PAC 78.2 83.4 87.2 83.2 332.0 79.2 92.7 90.6 101.0 363.5 100.3 110.1 104.9 110.1 425.5 109.6 115.2 112.0 91.3 428.1 AM 42.1 47.0 46.0 41.2 176.3 47.3 62.0 60.4 58.3 228.0 58.3 57.3 55.3 52.8 223.7 57.5 58.3 55.6 52.8 224.3 PC 24.6 25.1 25.8 22.2 97.7 23.3 22.6 21.9 22.9 90.7 23.6 23.4 23.0 24.2 94.2 22.5 23.1 22.4 19.2 87.3 Other (1.0) (1.6) (2.0) (1.5) (6.1) (0.8) (1.2) (1.5) (1.0) (4.5) (0.9) (0.9) (1.3) (1.3) (4.4) (2.0) (1.7) (1.4) (0.8) (6.0) Consolidated MTRN 143.9 153.9 157.0 145.1 599.9 149.0 176.1 171.4 181.2 677.7 181.3 189.9 181.9 185.8 739.0 187.7 194.9 188.6 162.5 733.7 Gross Margin PAC 17.7 16.3 20.6 19.0 73.6 16.3 22.8 23.6 27.0 89.7 27.8 31.1 35.3 38.7 133.0 39.3 41.5 38.2 29.4 148.4 AM 15.8 19.1 20.0 16.7 71.6 18.4 23.3 24.4 22.4 88.5 20.8 21.3 20.4 16.4 79.0 22.0 20.2 18.7 17.0 77.9 PC 10.0 9.5 10.7 7.6 37.8 8.3 8.9 7.4 9.1 33.7 10.0 9.1 9.9 10.2 39.1 9.4 10.3 9.1 7.0 35.8 Other (0.1) 0.4 (0.5) 0.8 0.5 0.2 (0.2) 0.1 0.5 0.6 (0.3) 0.3 (0.7) 0.8 0.1 (1.3) (2.5) (1.0) 1.6 (3.0) Consolidated MTRN 43.4 45.3 50.8 44.1 183.5 43.2 54.8 55.5 59.0 212.5 58.3 61.8 64.9 66.1 251.1 69.3 69.6 64.9 55.0 259.1 Gross Margin as a % of VA PAC 22.6% 19.5% 23.6% 22.8% 22.2% 20.6% 24.6% 26.0% 26.7% 24.7% 27.7% 28.3% 33.7% 35.1% 31.3% 35.9% 36.0% 34.1% 32.2% 34.7% AM 37.5% 40.6% 43.5% 40.5% 40.6% 38.9% 37.5% 40.5% 38.5% 38.8% 35.7% 37.2% 36.9% 31.1% 35.3% 38.2% 34.7% 33.6% 32.2% 34.7% PC 40.7% 37.8% 41.5% 34.2% 38.7% 35.6% 39.4% 33.8% 39.6% 37.1% 42.2% 38.8% 43.0% 42.0% 41.5% 41.6% 44.7% 40.6% 36.5% 41.0% Other N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M Consolidated MTRN 30.2% 29.4% 32.4% 30.4% 30.6% 29.0% 31.1% 32.4% 32.6% 31.4% 32.1% 32.6% 35.7% 35.6% 34.0% 36.9% 35.7% 34.4% 33.8% 35.3% Operating Profit PAC 1.5 0.2 4.4 0.5 6.6 0.2 5.5 6.8 9.5 22.0 9.9 12.3 16.7 19.9 58.8 18.9 19.3 18.8 13.6 70.7 AM 5.2 7.3 8.3 5.5 26.3 6.4 8.7 9.8 7.9 32.8 5.9 5.6 6.9 (0.7) 17.7 7.1 6.1 6.2 5.3 24.7 PC 4.1 2.3 3.4 1.8 11.6 2.2 2.3 1.6 2.3 8.4 3.4 2.2 3.5 2.4 11.5 2.1 3.9 (11.2) 1.6 (3.5) Other (3.3) (4.0) (5.9) (4.2) (17.4) (5.1) (6.4) (6.2) (5.4) (23.1) (5.9) (4.9) (8.4) (7.2) (26.5) (6.7) (6.5) (7.5) (3.9) (24.9) Consolidated MTRN 7.5 5.8 10.2 3.6 27.1 3.7 10.1 12.0 14.3 40.1 13.3 15.2 18.7 14.4 61.5 21.4 22.8 6.3 16.6 67.0 Special Items - OP PAC - - - 2.6 2.6 0.5 0.6 0.2 (1.3) 0.1 - - - (1.9) (1.9) - - - - - AM - - - - - 1.0 0.3 - - 1.3 - - - 5.7 5.7 - - - - - PC - - - - - - - 0.4 - 0.4 - - - - - - - 14.5 - 14.5 Other - 2.3 2.0 1.0 5.3 2.8 1.0 0.8 1.0 5.6 0.8 - - - 0.8 - - 0.4 0.5 0.9 Consolidated MTRN - 2.3 2.0 3.6 7.9 4.3 1.9 1.4 (0.3) 7.4 0.8 - - 3.7 4.5 - - 14.9 0.5 15.4 Operating Profit ex Spec Items PAC 1.5 0.2 4.4 3.1 9.2 0.7 6.0 7.0 8.3 22.1 9.9 12.3 16.7 18.0 56.9 18.9 19.3 18.8 13.6 70.7 AM 5.2 7.3 8.3 5.5 26.3 7.4 9.0 9.8 7.9 34.1 5.9 5.6 6.9 5.0 23.3 7.1 6.1 6.2 5.3 24.7 PC 4.1 2.3 3.4 1.8 11.6 2.2 2.3 2.1 2.3 8.8 3.4 2.2 3.5 2.4 11.5 2.1 3.9 3.3 1.6 11.0 Other (3.3) (1.7) (3.9) (3.2) (12.1) (2.3) (5.4) (5.4) (4.4) (17.5) (5.1) (4.9) (8.4) (7.2) (25.7) (6.7) (6.5) (7.1) (3.4) (24.0) Consolidated MTRN 7.5 8.1 12.2 7.2 35.0 8.0 11.9 13.5 14.0 47.5 14.0 15.2 18.7 18.1 66.0 21.4 22.8 21.2 17.1 82.4 OP ex Spec Items as a % of VA PAC 1.9% 0.2% 5.0% 3.7% 2.8% 0.9% 6.5% 7.7% 8.2% 6.1% 9.8% 11.2% 15.9% 16.3% 13.4% 17.2% 16.8% 16.8% 14.9% 16.5% AM 12.4% 15.5% 18.0% 13.3% 14.9% 15.6% 14.5% 16.2% 13.5% 14.9% 10.1% 9.7% 12.5% 9.4% 10.4% 12.3% 10.5% 11.1% 10.0% 11.0% PC 16.7% 9.2% 13.2% 8.1% 11.9% 9.4% 10.2% 9.5% 9.8% 9.7% 14.3% 9.5% 15.2% 9.8% 12.2% 9.2% 16.9% 14.7% 8.3% 12.6% Other N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M N/M Consolidated MTRN 5.2% 5.3% 7.8% 5.0% 5.8% 5.4% 6.8% 7.9% 7.7% 7.0% 7.7% 8.0% 10.3% 9.7% 8.9% 11.4% 11.7% 11.2% 10.5% 11.2% A-10 1Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-7 for a full reconciliation of adjusted earnings.